July 28, 2005	News Release	Page 1 of 3

NEWELL RUBBERMAID TO ACQUIRE DYMO
FROM ESSELTE
Strengthens Company’s Global Leadership Position in Office Products
Acquisition Expected to be Accretive in 2006
ATLANTA, July 28, 2005 — Newell Rubbermaid Inc. (NYSE: NWL) announced today it has reached a definitive agreement to acquire DYMO, a global leader in designing, manufacturing and marketing on-demand labeling solutions, for approximately $730 million in cash. The acquisition, which is expected to close by year-end, is subject to applicable regulatory approvals and other customary closing conditions. Newell Rubbermaid expects the acquisition to be neutral to earnings in 2005 and approximately $0.06 per share accretive in 2006. DYMO is a division of Esselte Group Holdings AB.
Through its well-known product lines including LabelWriter®, LabelManager®, LetraTAG® and RhinoPro, DYMO has built a strong position in consumer, office and industrial channels in North America, Europe and Australia, supported by innovative, patented new products and broad distribution. DYMO offers a comprehensive range of manual and electronic labelmakers, PC and Macintosh connected label printers and related consumables for all its products. DYMO, headquartered in Stamford, Conn., generated global net sales of approximately $225 million in 2004.
Joseph Galli, chief executive officer of Newell Rubbermaid, said, “The combination of DYMO and our writing instruments and office products business represents a significant opportunity given the complementary nature of the product lines, distribution networks and geographies. This is an excellent example of our commitment to transform our portfolio into a focused group of leadership platforms through investment in high-quality brands with a proven track record of bringing innovative new products to the category.”
Magnus Nicolin, chief executive officer of Esselte, said, “Over the last three years we have invested heavily in DYMO to substantially build the business. Today’s announcement is a confirmation of our success in this effort.”
Newell Rubbermaid Office Products Group President, Steve Marton added, “We are excited about the opportunity to add DYMO to our leadership portfolio of branded writing instruments and office products. The talented team at DYMO has done a tremendous job developing category-leading products and technologies. By leveraging this portfolio and our strong distribution capabilities, we believe we can maximize this compelling growth opportunity.”
Phil Damiano, president of DYMO, will remain with the organization and lead this strategic business unit within Newell Rubbermaid’s Office Products Group.
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Jesse Herron
Vice President, Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983
Cari Davidson
Manager, Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983
FOR ESSELTE:
Chris Curran
Director of Public Relations
Office: 203-355-9022
Mobile: 203-570-7564

July 28, 2005	News Release	Page 2 of 3

Mr. Damiano said, “DYMO has an impressive track record of growth. The combined strengths of DYMO and Newell Rubbermaid in the consumer, office and industrial channels will allow us to build on this success.”
Newell Rubbermaid’s Office Products Group accounted for $1.7 billion of the company’s $6.5 billion in sales in 2004. The group manufactures and markets writing instruments, art products and office organization supplies, led by a powerful brand family including Sharpie®, Paper Mate®, Parker®, Waterman®, EXPO®, uni-ball®, and Rolodex®.
Esselte plans to use the proceeds of this transaction to substantially repay all of its current outstanding debt. In that connection, Esselte plans on the closing date to call for redemption its then outstanding 7.625% senior notes due in 2011, in accordance with Article III of the note indenture.
Esselte will focus its energies on supporting its global filing and organization business which consists of Pendaflex and Oxford in the U.S. and Esselte and Leitz throughout the rest of the world. Additionally, it is expected that Esselte will devote increasingly more resources to building its creative division which is made up of the Xyron craft and hobby business. The crafting industry has been rapidly growing for the past four years. Esselte sees this business as its next growth engine.
Caution Concerning Forward-Looking Statements
The statements in this press release that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the impact of the acquisition on earnings, internal sales, income/(loss), earnings per share, capital expenditures, cash flow, dividends, restructuring, impairment and other charges, potential losses on divestiture, costs and cost savings and management’s plans, projections and objectives for future operations and performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies in various parts of the world; competition with numerous other manufacturers and distributors of consumer products; major retailers’ strong bargaining power; changes in the prices of raw materials used by the company; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to improve productivity and streamline operations; our ability to integrate previously acquired businesses; the risks inherent in our foreign operations and those factors listed in the company’s first quarter 2005 Form 10-Q, including Exhibit 99.1 thereto, filed with the Securities and Exchange Commission.
About Newell Rubbermaid
Newell Rubbermaid Inc. is a global marketer of consumer and commercial products with 2004 sales of $6.5 billion and a powerful brand family including Sharpie®, Paper Mate®, Parker®, Waterman®, Rubbermaid®, Calphalon®, Little Tikes®, Graco®, Levolor®, BernzOmatic®,
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Jesse Herron
Vice President, Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983
Cari Davidson
Manager, Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983
FOR ESSELTE:
Chris Curran
Director of Public Relations
Office: 203-355-9022
Mobile: 203-570-7564

July 28, 2005	News Release	Page 3 of 3

VISE-GRIP®, IRWIN® and LENOX®. The company is headquartered in Atlanta, Ga., and has over 31,000 employees worldwide.
This press release and additional financial information about the company is available on the company’s web site at www.newellrubbermaid.com.
About Esselte
Esselte, whose registered office is in Solna, Sweden, and whose executive office is in Stamford, Conn., USA, is a leading global office supplies manufacturer with 2004 annual sales of approximately $1.2 billion, operations in 33 countries (including Hong Kong) and approximately 5,600 employees worldwide. The Company develops, manufactures and sells products that simplify the modern home and workplace. Esselte sells more than 20,000 different office product SKUs in over 120 countries. In addition to DYMO its principal brands include Esselte, Leitz, Pendaflex and Xyron. For more information about the company please visit www.esselte.com.
For more information about DYMO please visit www.dymo.com.
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Jesse Herron
Vice President, Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983
Cari Davidson
Manager, Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983
FOR ESSELTE:
Chris Curran
Director of Public Relations
Office: 203-355-9022
Mobile: 203-570-7564

Acquisition of XXXXXXX Investment Highlights

Caution Concerning Forward-Looking Statements The statements in this presentation that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the impact of the acquisition on earnings, internal sales, income/(loss), earnings per share, capital expenditures, cash flow, dividends, restructuring and other charges, potential losses on divestiture, costs and cost savings and management's plans, projections and objectives for future operations and performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies in various parts of the world; competition with numerous other manufacturers and distributors of consumer products; major retailers' strong bargaining power; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to improve productivity and streamline operations; our ability to integrate previously acquired businesses; the risks inherent in our foreign operations and those factors listed in the company's 2004 Form 10-k, including Exhibit 99.1 thereto, filed with the Securities and Exchange Commission.

From Broad Portfolio of Independent Business Units To Focused Group of Leadership Platforms

The Right Portfolio Businesses with: Strong Brands Differentiated Product New Product Potential High GM% Potential Funding: Marketing (Demand Creation)

Business Revenue Acquired $450 Q2 '02 $200 Q1 '03 $30 Q1 '05 $225 Pending Total $905 Historical Acquisition Summary

DYMO is a global leader in providing innovative on-demand labeling solutions for consumer, office and industrial channels. Through its well known product lines including LabelWriter(r), LabelManager(r), LetraTAG(r) and RhinoPRO, DYMO has built a strong position in consumer, office and industrial channels in North America, Europe and Australia, supported by innovative, patented new products and broad distribution.

Announced July 28, 2005 Purchase price of $730 million in cash Expected to close by year-end DYMO generated 2004 sales of $225 million Retaining key management of DYMO Transaction expected to be neutral to earnings in 2005 and $0.06 per share accretive in 2006 Acquisition Highlights Strategic, Accretive Acquisition Strengthens Our Office Products Leadership Platform

Newell Operational Excellence productivity program Complementary customer base Power brands in office products category Strategic Fit What Newell Rubbermaid brings to DYMO Highly complementary, near neighbor product offering Customers in new geographic and end user markets New product innovation with intellectual property What DYMO brings to Newell Rubbermaid

DYMO Investment Highlights Attractive Financial Performance 1 2 3 4 Comprehensive Product Portfolio Emphasis on New Product Innovation Multi-Channel Distribution Strategy

Sales Growth Operating Income % Return on Invested Capital % Historical double-digit sales growth Consistent with Office Products average Significantly above the NWL 2004 average of 10% Attractive Financial Performance

# Comprehensive Product Portfolio

## Office



LabelWriter®



LabelManager®



LabelManager®

## Consumer



LetraTag®



LetraTag®

## Industrial



RhinoPRO



RhinoPRO

Emphasis on New Product Innovation

New Product Timeline

- 1989 LabelWriter® developed (first PC-connected personal label printer)
- 1992 DYMO launches first electronic label maker for desktop
- 1995 DYMO introduces industry's first handheld electronic labelmaker
- 1999 DYMO introduces LetraTag®, the first electronic labelmaker for consumers
- 2004 DYMO introduces RhinoPRO family of industrial labelmakers and tapes

Innovation Highlights

- ✓ End user-driven product design
- ✓ Strong pipeline of new products
- ✓ Deep patent portfolio

Commercial Office / Office Superstore Corporate Express, OfficeDepot, OfficeMax, SP Richards, Staples, United Stationers Kmart, Target, Wal-Mart CDW, Ingram Micro, Tech Data McMaster-Carr, MSC Supply, W.W. Grainger Mass Market IT / Computer Industrial Multi-Channel Distribution Strategy

Steve Marton Group President Office Products Structure Markers & Highlighters Everyday Writing Fine Writing Office Accessories Labeling & Printing Combined, a $1.9 Billion Global Leadership Platform